                                                                   EXHIBIT 99.01



                          Excel Realty Trust, Inc., and
               Red Road Joint Venture, James Island Joint Venture,
                    Naples Joint Venture, K-Mart Corporation,
                        and Arlington Texas Joint Venture
              Properties To Be Acquired by Excel Realty Trust, Inc.

                    Historical Summary of Operating Revenues
                          and Direct Operating Expenses
                         in Accordance with Rule 3-14 of
                     the Securities and Exchange Commission

                          Year Ended December 31, 1996

                         [SQUIRE & COMPANY LETTERHEAD]



                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Excel Realty Trust, Inc.

We have audited the accompanying Historical Summary of Operating Revenues and Direct Operating Expenses of selected properties acquired by Excel Realty Trust, Inc. for the year ended December 31, 1996. This summary is the responsibility of Excel Realty Trust, Inc. and Red Road Joint Venture, James Island Joint Venture, Naples Joint Venture, K-Mart Corporation, and Arlington Texas Joint Venture. Our responsibility is to express an opinion on this summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the summary is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the summary. We believe that our audit of the summary provides a reasonable basis for our opinion.

As described in Note 1, the accompanying summary was prepared in conformity with accounting principles prescribed by the Securities and Exchange Commission which is a comprehensive basis of accounting other than generally accepted accounting principles, and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the summary referred to above presents fairly, in all material respects, the operating revenues and direct operating expenses of selected properties to be acquired by Excel Realty Trust, Inc. for the year ended December 31, 1996, on the basis of accounting described in Note 1.

This report is intended solely for the information and use of the Board of Directors and management of Excel Realty Trust, Inc. and for filing with the Securities and Exchange Commission and should not be used for any other purpose.



Squire & Company, PC
Poway, California
September 24, 1997

EXCEL REALTY TRUST, INC., RED ROAD JOINT VENTURE,
JAMES ISLAND JOINT VENTURE AND NAPLES JOINT VENTURE, K-MART CORPORATION,
AND ARLINGTON TEXAS JOINT VENTURE
HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
OPERATING EXPENSES FOR SELECTED PROPERTIES TO BE ACQUIRED
BY EXCEL REALTY TRUST, INC. AND EXCEL REALTY PARTNERS L.P.
Year Ended December 31, 1996
--------------------------------------------------------------------------------

                                            Six Months
                                              Ended
                                             06/30/97       Year Ended
                                            (Unaudited)      12/31/96
                                            -----------     ----------
OPERATING REVENUES:
    Base rents                              $ 4,124,877     $7,416,967
    Expense reimbursements                      927,581      1,621,304
    Percentage rents                              1,002           --
    Other income                                    731          2,145
                                            -----------     ----------

        Total operating revenues              5,054,191      9,040,416

DIRECT OPERATING EXPENSES:
    Administrative and office expense           165,285        227,835
    Management fees                             163,864        255,393
    Repairs and maintenance                     221,187        491,340
    Utilities                                    85,765        155,674
    Insurance                                    97,986         91,256
    Property taxes                              763,241      1,295,036
    Advertising and promotion                       603            407
    Bad debt expense                               --          249,234
                                            -----------     ----------

        Total direct operating expenses       1,497,931      2,766,175
                                            -----------     ----------

             Net operating income           $ 3,556,260     $6,274,241
                                            ===========     ==========

The accompanying notes are an integral part of this summary.

EXCEL REALTY TRUST, INC., AND RED ROAD JOINT VENTURE, JAMES ISLAND
JOINT VENTURE, NAPLES JOINT VENTURE, K-MART CORPORATION, AND
ARLINGTON TEXAS JOINT VENTURE
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES TO BE ACQUIRED BY
   EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed in the preparation of this Historical Summary. The Historical Summary and notes are representations of Excel Realty Trust, Inc., whose management are responsible for the integrity and objectivity of this Historical Summary.

         Business Activity - Excel Realty Trust, Inc. is headquartered in San Diego, California. The Trust is a self-administered, self-managed equity real estate investment trust which owns and manages income-producing properties.

         The properties to be acquired are operated as shopping centers in the locations below with the anchor stores listed.

                Property                Location                      Anchor Stores
                --------                --------                      -------------
         Island Plaza1              Charleston, SC         K-Mart, Food Lion, Revco Discount Drug
         Miami Gardens2             Miami, FL              K-Mart, Ross Stores, Winn-Dixie Store
         Freedom Square3            Naples, FL             K-Mart, Publix Supermarket
         Market Street Square4      Elizabethtown, PA      K-Mart, Weis Market
         Bardin Place Shopping      Arlington, TX          K-Mart, Ross Dress For Less, Venture
           Center5                                           Stores, Oshman's Sporting Goods

         The above numbered properties were owned and managed by the following entities numbered below:

         1.  Red Road Joint Venture and James Island Joint Venture
         2.  Red Road Joint Venture
         3.  Red Road Joint Venture and Naples Joint Venture
         4.  K-Mart Corp.
         5.  K-Mart Corp. and Arlington Texas Joint Venture

         Retail space is rented to tenants under noncancelable leases ranging from three to twenty years, with renewal options available.

EXCEL REALTY TRUST, INC., AND RED ROAD JOINT VENTURE, JAMES ISLAND
JOINT VENTURE, NAPLES JOINT VENTURE, K-MART CORPORATION, AND
ARLINGTON TEXAS JOINT VENTURE
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES TO BE ACQUIRED BY
   EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Form of Presentation - The Historical Summary is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, certain expenses of the properties are not included in the summary, i.e., depreciation and interest. Financial information pertaining to the aforementioned properties have been combined on the Historical Summary.

         Management has determined that after reasonable inquiry, it is not aware of any material factors relating to the properties reported on in the accompanying Historical Summary which would cause the reported financial information not to be indicative of future operating results.

         Revenue Recognition - Base rental income from leases is recorded when due from tenants. Some of the leases include percentage rents and overage rents based on the level of sales of the lessee. Leases generally provide for tenant reimbursements of common area maintenance. These reimbursements are included in the accompanying Historical Summary as expense reimbursements.

         Accounting Estimates - The preparation of the Historical Summary includes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2.  MINIMUM FUTURE RENTALS

         Retail space is leased to tenants under noncancelable operating leases. The following is a schedule of future minimum rentals for the next five years under the noncancelable leases after 1996:

EXCEL REALTY TRUST, INC., AND JAMES ISLAND JOINT VENTURE,
RED ROAD JOINT VENTURE, NAPLES JOINT VENTURE, K-MART
CORPORATION, AND ARLINGTON TEXAS JOINT VENTURE
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES TO BE ACQUIRED BY
   EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 2.  MINIMUM FUTURE RENTALS (Continued)

                                  ISLAND PLAZA
                             Minimum Lease Payments

Years Ending December 31,              1997           1998           1999           2000           2001
-------------------------           ----------     ----------     ----------     ----------     ----------
One Price Clothing Stores, Inc.     $   28,500     $   28,500     $   28,500     $   16,625     $     --
K-Mart                                 568,986        568,986        568,986        568,986        568,986
Dollar Tree Stores, Inc.                38,000         38,000         12,667           --             --
Food Lion, Inc.                        210,250        210,250        210,250        210,250        210,250
Revco Discount Drug                     71,825         71,825         71,825         71,825         71,825
Forsberg Package Shop, Inc.             16,800         16,800           --             --             --
National Home Video                     32,000           --             --             --             --
Creative Hair Dressers, Inc.            14,600         15,600         13,000           --             --
Great Wall Chinese Restaurant           15,600         16,800         16,800           --             --
Postnet                                 13,200         13,356         13,828         14,312          9,760
Aloha Paradise                          14,400         13,200           --             --             --
General Nutrition Corp.                 17,400         17,960         18,240          6,080           --
Dairy Queen Treats                      15,860         16,572         17,080          7,117           --
                                    ----------     ----------     ----------     ----------     ----------

                                    $1,057,421     $1,027,849     $  971,176     $  895,195     $  860,821
                                    ==========     ==========     ==========     ==========     ==========


                                  MIAMI GARDENS
                             Minimum Lease Payments

Years Ending December 31,           1997           1998           1999           2000           2001
-------------------------        ----------     ----------     ----------     ----------     ----------
K-Mart                           $  977,246     $  977,246     $  977,246     $  977,246     $  977,246
Ross Stores, Inc.                   243,144        243,144        243,144        243,144        243,144
Party City Corp.                    135,000        135,000        135,000        135,000        142,350
Dollar Tree Stores, Inc.             42,000         42,000         42,000         21,000           --
Unicorn Cleaners                     37,000         37,000         37,500         39,000         39,500
Winn-Dixie Stores, Inc.             569,277        569,277        569,277        569,277        569,277
Dots, Inc.                           32,063         42,750         42,750         42,750         42,750
Action Rent To Own                   17,417         56,230         57,900         59,640         61,430
Sally Beauty Company                 17,063         29,250         29,250         29,250         29,250
Family Dental Group of Miami         11,813         23,625         23,625         24,300         24,975
Associates Financial                 23,063         40,500         40,500         41,625         42,750
                                 ----------     ----------     ----------     ----------     ----------

                                 $2,105,086     $2,196,022     $2,198,192     $2,182,232     $2,172,672
                                 ==========     ==========     ==========     ==========     ==========

EXCEL REALTY TRUST, INC., AND JAMES ISLAND JOINT VENTURE,
RED ROAD JOINT VENTURE, NAPLES JOINT VENTURE, K-MART
CORPORATION, AND ARLINGTON TEXAS JOINT VENTURE
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES TO BE ACQUIRED BY
   EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 2.  MINIMUM FUTURE RENTALS (Continued)

                                 FREEDOM SQUARE
                             Minimum Lease Payments

Years Ending December 31,        1997           1998           1999           2000           2001
-------------------------     ----------     ----------     ----------     ----------     ----------
K-Mart                        $  805,216     $  805,216     $  805,216     $  805,216     $  805,216
Publix Supermarkets, Inc.        448,616        448,616        448,616        448,616        448,616
General Nutrition Corp.           21,000         21,000         21,000         14,000           --
Travel Creations                  16,000         16,000         16,000         10,667           --
Supercuts, Inc.                   19,200         19,200         19,200          3,200           --
Dollar Tree                       39,000         13,000           --             --             --
Pak Mail                          19,200         19,200         19,200          9,600           --
                              ----------     ----------     ----------     ----------     ----------

                              $1,368,232     $1,342,232     $1,329,232     $1,291,299     $1,253,832
                              ==========     ==========     ==========     ==========     ==========


                              MARKET STREET SQUARE
                             Minimum Lease Payments

Years Ending December 31,         1997         1998         1999         2000         2001
-------------------------       --------     --------     --------     --------     --------
A-Z Video                       $ 62,654     $ 63,882     $ 15,971     $   --       $   --
Holiday Hair Fashions, Inc.       17,805       18,360        4,620         --           --
Weis Market                      371,250      371,250      371,250      371,250      371,250
Matthews Incorporated             33,606       34,122       34,122       36,707       37,224
Thrift Drugs                      85,800       85,800       88,725       89,700       89,700
Fulton Financial Realty           45,000       45,000       45,000       45,000       45,000
Tandy Corporation                 23,040       23,040       23,040       26,880       26,880
                                --------     --------     --------     --------     --------

                                $639,155     $641,454     $582,728     $569,537     $570,054
                                ========     ========     ========     ========     ========

EXCEL REALTY TRUST, INC., AND JAMES ISLAND JOINT VENTURE,
RED ROAD JOINT VENTURE, NAPLES JOINT VENTURE, K-MART
CORPORATION, AND ARLINGTON TEXAS JOINT VENTURE
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES TO BE ACQUIRED BY
   EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 2.  MINIMUM FUTURE RENTALS (Continued)

                          BARDIN PLACE SHOPPING CENTER
                             Minimum Lease Payments

Years Ending December 31,           1997           1998           1999           2000           2001
-------------------------        ----------     ----------     ----------     ----------     ----------
The Oak Mill                     $  175,113     $  175,113     $  178,954     $  184,330     $  107,526
Applebee's                           79,560         87,360         87,360         87,360         87,360
Bridal Warehouse                     71,376         29,740           --             --             --
Burger Street                        36,000         36,000         36,000         36,000         36,000
Arlington Dental Association         69,458         69,458         69,458           --             --
Leslie's Pool                        50,475          8,413           --             --             --
Main Street Travel                   19,800         18,150           --             --             --
Mattress Giant                       72,756           --             --             --             --
Old Country Buffet                   75,000         75,000         75,000         75,000         75,000
K-Mart                              873,638        873,638        873,638        873,638        873,638
Petrie Stores                        84,000         84,000         84,000          7,000           --
Ross Dress for Less                 210,000        210,000        210,000        210,000        210,000
Simply Better Computers              60,000           --             --             --             --
Subway                               15,300         15,300         15,300         15,300         15,300
Edco Cleaners                        20,265         21,600         21,600           --             --
Venture Stores                      316,000        316,000        316,000        316,000        316,000
Quickset Jewelers                    22,350         22,350         22,350         13,038           --
Oshman's Sporting Goods             425,880        425,880        425,880        425,880        425,880
ULTA-3                               99,480         91,190           --             --             --
Payless Shoe Source                  37,708         37,708         37,708         37,708         37,708
Shoe Fair                            37,076         33,986           --             --             --
Fast Signs                           23,760         23,760          7,920           --             --
                                 ----------     ----------     ----------     ----------     ----------

                                 $2,874,995     $2,654,646     $2,461,168     $2,281,254     $2,184,412
                                 ==========     ==========     ==========     ==========     ==========


         The schedule of future minimum rentals is based on the actual noncancelable lease terms in effect as of December 31, 1996. Many of the tenant leases contain terms for renewal options, percentage rents and overage rents, and adjustments based on changes in the consumer price index. These renewal options, percentage rents and overage rents, and adjustments based on changes in the consumer price index have not been reflected in the above noncancelable lease schedule.

         All percentage rents and overage rents are contingent based on the tenant achieving certain levels of sales. Not all of the leases have a provision for percentage rents.

            Excel Realty Partners, LP and St. Francis Associates, LP
                          Properties To Be Acquired by
                            Excel Realty Partners, LP

                   Historical Summaries of Operating Revenues
                          and Direct Operating Expenses
                         in Accordance with Rule 3-14 of
                     the Securities and Exchange Commission

                          Year Ended December 31, 1996

                         [SQUIRE & COMPANY LETTERHEAD]



                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Excel Realty Partners, LP

We have audited the accompanying Historical Summaries of Operating Revenues and Direct Operating Expenses of selected properties acquired by Excel Realty Partners, LP for the year ended December 31, 1996. These summaries are the responsibility of Excel Realty Partners, LP, and St. Francis Associates, LP. Our responsibility is to express an opinion on these summaries based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the summaries are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the summaries. We believe that our audit of the summaries provide a reasonable basis for our opinion.

As described in Note 1, the accompanying summaries were prepared in conformity with accounting principles prescribed by the Securities and Exchange Commission which is a comprehensive basis of accounting other than generally accepted accounting principles, and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the summaries referred to above present fairly, in all material respects, the operating revenues and direct operating expenses of selected properties acquired by Excel Realty Partners, LP for the year ended December 31, 1996, on the basis of accounting described in Note 1.

This report is intended solely for the information and use of the Board of Directors and management of Excel Realty Partners, LP and for filing with the Securities and Exchange Commission and should not be used for any other purpose.



Squire & Company, PC
Poway, California
September 24, 1997

EXCEL REALTY PARTNERS, LP, ST. FRANCIS ASSOCIATES, LP
HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES TO BE ACQUIRED
BY EXCEL REALTY PARTNERS, LP
Year Ended December 31, 1996
--------------------------------------------------------------------------------


                                            Six Months
                                              Ended
SAN DIMAS PLAZA                              06/30/97       Year Ended
                                            (Unaudited)      12/31/96
                                            -----------     ----------
Operating Revenues:
    Base rents                              $   776,887     $1,582,224
    Percentage rents                             36,068          2,298
    Expense reimbursements                      231,205        472,181
    Other income                                     27         59,576
                                            -----------     ----------

        Total operating revenues              1,044,187      2,116,279

Direct Operating Expenses:
    Administrative and office expense            50,103        100,321
    Repairs and maintenance                      29,889         57,693
    Utilities                                    41,877         83,041
    Contracted services                          38,812         75,468
    Insurance                                    19,232         42,204
    Property taxes                               98,369        201,192
                                            -----------     ----------

        Total direct operating expenses         278,282        559,919
                                            -----------     ----------

             Net operating income           $   765,905     $1,556,360
                                            ===========     ==========

The accompanying notes are an integral part of this summary.

EXCEL REALTY PARTNERS, LP, AND ST. FRANCIS ASSOCIATES, LP
NOTES TO HISTORICAL SUMMARIES OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES TO BE ACQUIRED BY
   EXCEL REALTY PARTNERS, LP
--------------------------------------------------------------------------------


Note 1.  Summary of Significant Accounting Policies

         The following is a summary of significant accounting policies followed in the preparation of these Historical Summaries. The Historical Summaries and notes are representations of Excel Realty Partners, LP and St. Francis Associates, LP, whose management are responsible for the integrity and objectivity of these Historical Summaries.

         Business Activity - Excel Realty Partners, LP is headquartered in San Diego, California. The Trust is a self-administered, self-managed equity real estate investment trust which owns and manages income-producing properties.

         The acquired property is operated as a shopping center in San Dimas, California with the following anchor stores: T.J. Maxx, IHOP, Party Plaza, and Blockbuster Video.

         St. Francis Associates, LP has owned and managed the properties. Retail space is rented to tenants under noncancelable leases ranging from three to twenty years, with renewal options available.

         Form of Presentation - The Historical Summaries are presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, certain expenses of the properties are not included in the summary, i.e., depreciation and interest.

         Management has determined that after reasonable inquiry, it is not aware of any material factors relating to the properties reported on in the accompanying Historical Summaries which would cause the reported financial information not to be indicative of future operating results.

         Revenue Recognition - Base rental income from leases is recorded when due from tenants. Some of the leases include percentage rents and overage rents based on the level of sales of the lessee. Leases generally provide for tenant reimbursements of common area maintenance. These reimbursements are included in the accompanying Historical Summaries as expense reimbursements.

         Accounting Estimates - The preparation of the Historical Summaries includes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

EXCEL REALTY PARTNERS, LP, AND ST. FRANCIS ASSOCIATES, LP
NOTES TO HISTORICAL SUMMARIES OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES TO BE ACQUIRED BY
   EXCEL REALTY PARTNERS, LP
--------------------------------------------------------------------------------


Note 2.  Minimum Future Rentals

         St. Francis Associates, LP leases retail space to tenants under noncancelable operating leases. The following is a schedule of future minimum rentals for the next five years under the noncancelable leases after 1996:

                                 San Dimas Plaza
                             Minimum Lease Payments

Years Ending December 31,     1997           1998           1999           2000           2001
-------------------------  ----------     ----------     ----------     ----------     ----------
T.J. Maxx                  $  201,600     $   84,000     $     --       $     --       $     --
Royal Panda Express            44,878         34,905           --             --             --
IHOP                          118,800        118,800        118,800        118,800        138,600
Subway Sandwich                29,106         30,238         31,473         32,708         33,942
TSR Paging, Inc.               12,185         12,672          6,439           --             --
Cabo Taco                      32,468         33,704         34,989           --             --
Pizza Hut                      31,712         27,360           --             --             --
Fast Frame                     22,250         23,500         24,250         16,500           --
3 Day Blinds                   21,000         21,000           --             --             --
Donut Club                     17,040         17,760         18,480         19,200         13,120
Koala-T-Water                  12,810         13,322         13,855         14,410          8,598
David S. En & Tracy En         12,600         17,304         17,996          4,543           --
Children's Orchard             22,500         23,025         23,946         24,904         10,546
Party Plaza                   122,798        133,938        133,938         66,969           --
Lingerie For Less              39,720         39,720         39,720         39,720          6,620
Jenny Craig                    47,293         23,646           --             --             --
Crown Books                     3,500           --             --             --             --
AIM Mail Center                25,920         25,920         25,920          8,640           --
GNC                            33,580         16,790           --             --             --
Sally Beauty                   27,788         27,788          1,158           --             --
Fashion Bug                    64,000         64,000         64,000         64,000          5,333
Tandy Corporation              32,760         32,760         32,760         32,865         34,020
WellPet                        17,370           --             --             --             --
Styles For Less                48,600         48,600         16,200           --             --
Fantastic Sam's                27,082         27,082         27,082         22,568           --
Vision One Optometric          27,000         27,000         27,000         27,000         11,250
D & S Bugelli                  41,832         21,420           --             --             --
TCBY Treats                    27,520         28,652         29,775         30,966          5,194
Village Handmaiden             15,552           --             --             --             --
Payless Shoe Source            49,672         48,720         49,980         51,744         51,744
Blockbuster Video             100,036        100,036        106,210        114,856         77,000
U.S. Photo                     22,320         22,320         22,320         22,320         22,320
Top Cleaner                    34,992         36,720         28,512           --             --
Nicolas Perez                  15,618         16,243         16,893           --             --
T&T Nail Care                  21,687         13,012           --             --             --
Household Finance Co.          40,560         42,588         10,920           --             --
O'Malley Flowers               18,949         16,899         17,575          2,948           --
Hit Or Miss                    60,000         60,000         60,000         20,000           --
                           ----------     ----------     ----------     ----------     ----------

                           $1,545,098     $1,331,444     $1,000,191     $  735,659     $  408,287
                           ==========     ==========     ==========     ==========     ==========

EXCEL REALTY PARTNERS, LP, AND ST. FRANCIS ASSOCIATES, LP
NOTES TO HISTORICAL SUMMARIES OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES TO BE ACQUIRED BY
   EXCEL REALTY PARTNERS, LP
--------------------------------------------------------------------------------


Note 2.  Minimum Future Rentals (Continued)

         The schedule of future minimum rentals is based on the actual noncancelable lease terms in effect as of December 31, 1996. Many of the tenant leases contain terms for renewal options, percentage rents and overage rents, and adjustments based on changes in the consumer price index. These renewal options, percentage rents and overage rents, and adjustments based on changes in the consumer price index have not been reflected in the above noncancelable lease schedule.

         All percentage rents and overage rents are contingent based on the tenant achieving certain levels of sales. Not all of the leases have a provision for percentage rents.